UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2007

Furniture Brands International, Inc.
(Exact name of Registrant as specified in charter)

Delaware	001-00091	43-0337683
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

101 South Hanley Road, St. Louis, Missouri 63105
(Address of principal executive offices) (zip code)

(314) 863-1100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.		Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2007, the Company announced W.G. (Mickey) Holliman Chairman and Chief Executive Officer, accepted the resignation of Denise L. Ramos, Chief Financial Officer of the Company. Ms. Ramos is leaving to accept a position of Chief Financial Officer at ITT Corporation. The Company will begin a search for a replacement and will evaluate internal and external candidates.

Item 7.01.		Regulation FD Disclosure

A copy of the press release announcing the resignation of Ms. Ramos is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

The information in this Item 7.01 of the Company's Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.		Financial Statements and Exhibits.

(d)		Exhibits

	99.1	Press Release issued by the Company, dated May 21, 2007, reporting the resignation of Denise L. Ramos, Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Furniture Brands International, Inc.

By:	/s/ Richard R. Isaak
Name: Richard R. Isaak
Title: Controller and Chief Accounting Officer

Dated: May 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the Company, dated May 21, 2007, reporting the resignation of Denise L. Ramos, Chief Financial Officer.